SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                          ________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): May 18, 2000


                         ARCHER SYSTEMS LIMITED, INC.
           (Exact name of registrant as specified in its charter)


         Delaware                  0-26955              94-3193197
------------------------------     -------              ----------
(State or other jurisdiction     (Commission         (I.R.S. Employer
 of incorporation)               File Number)       Identification No.)


        75 Lincoln Highway, Route 27, 2nd Floor, Iselin, NJ, 08830 (Address of principal executive offices, including zip code)

  Registrant's telephone number, including area code:  (732) 906-9060

Item 7.   Financial Statements and Exhibits.

(a)      Financial Statements of businesses acquired:

              Not Applicable

(b)      Pro forma financial information:

              Not Applicable

     (c) Exhibits:

           Exhibit   Description
           -------   -----------
            99.3     Pro Forma Consolidated Balance Sheet as of April 30, 2000.


                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              Archer Systems Limited, Inc.


Date:  August 14, 2000         /s/Walter J. Krzanowski
                              --------------------
                                Walter J. Krzanowski
                                Secretary/Treasurer